Exhibit 10.11

Loan Agreement

貸款協議書

Ref# MIL-MRA-21003

THIS LOAN AGREEMENT (the “Agreement”) is entered as of , 31 Mar 2021 by and between:

本貸款協議書(下文稱 “協議書”)於 2021年3月31日經過甲乙雙方協商達成：

Lender	Meridian Industries Limited, a company incorporated under the laws of Hong Kong with Certificate number 108886 and date February 16, 1982 and office located at 22/F China United Plaza, 1002-1008 Tai Nan West Street, Cheung Sha Wan, Kowloon, Hong Kong.

勗灝實業有限公司依據香港法律成立於1982年2月16日，證書編號為108886，註冊地址為香港九龍長沙灣大南西街1002-1008號華匯廣場22樓。（稱為“借款人”）

Borrower	Multi Ridge Asia Limited, a company incorporated under the laws of Hong Kong with Certificate number 1979375 and date Oct 13, 2013 and office located at 22/F China United Plaza, 1002-1008 Tai Nan West Street, Cheung Sha Wan, Kowloon, Hong Kong.

萬鋒（亞洲）有限公司依據香港法律成立於2013年10月13日，證書編號為1979375，註冊地址為香港九龍長沙灣大南西街1002-1008號華匯廣場22樓。（稱為“借款人”）

WHEREAS:

鑒於：

(a)	Borrower desires to obtain a loan from the Lender in the principal amount of RMB 2,000,000.00 (the “Loan”). And,

借款人自願向貸款人借入貸款金額of RMB 2,000,000.00 (稱為 “此貸款”)。

(b)	Lender desires to grant the Loan to the Borrower.

貸款人同意出借此貸款給借款人。

NOW, THEREFORE, IT IS HEREBY AGREED THAT:

經協商一致，現達成以下協議：

•	Interest

利率

1.	This is an interest free loan.

這是免息貸款。

•	Repayment and terms

還款條款

1.	The loan is granted on Mar 31 , 2021 and Borrower should repay the loan to Lender by Mar 31, 2022 with amount of RMB 2,000,000.00

本協議自2021年 3月 31日起生效, 借款人需要還款給貸款人即2022年 3月 31日還款，金額為 RMB 2,000,000 。

P a g e 1 | 2

Loan Agreement

貸款協議書

Ref# MIL-MRA-21003

•	Governing Law

法律規定

1.	This Agreement shall be governed by the Hong Kong laws.

本協議受到香港法律約束。

2.	Any proceeding instituted against Borrower with respect to this Agreement may be brought in any court of competent jurisdiction located in Hong Kong.

對借款人提出的與本協議有關的任何訴訟，可以提交給具有法律管轄權的任何香港法院。

Dated: Mar 31, 2021

日期：2021年 3月31日

For Lender:	For Borrower:
貸款人	借款人

Mr Ko Sek Yan	Mr Ko Sek Yan
For and on behalf of	For and on behalf of
Meridian Industries Limited	Multi Ridge Asia Limited

P a g e 2 | 2